UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
December 2, 2003 (December 1, 2003)

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE	0-31226	76-0685039
State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)
5959 CORPORATE DRIVE, SUITE LL 250 HOUSTON, TEXAS	77036
Address of Principal Executive Offices	Zip Code

(281) 588-9700

Registrant’s telephone number,
including area code

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.                                                             Regulation FD Disclosure

INVESTools is hereby furnishing information provided to investors as part of the Company’s investor relations activities, which information is posted on the Company’s corporate Web site.  Such information is furnished as Exhibit 99.1 to this Current Report.

(c)                                  Exhibits

99.1                           INVESTools Investor Relations Presentation dated December 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS, INC.

	By:	/s/	Paul A. Helbling
Paul A. Helbling
Chief Financial Officer

Dated: December 1, 2003

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated December 1, 2003, issued by INVESTools Inc.